Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

VOYA ADVANTAGESM

Supplement Dated May 1, 2022 to the Contract Prospectus and
Updating Summary Prospectus

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Updating Summary Prospectus. Please read it carefully and keep it with your Contract Prospectus and Updating Summary Prospectus for future reference.

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the VY® FMR® T. Rowe Price International Stock Portfolio.

Notice of and Important Information About an Upcoming Fund Reorganization

On January 27, 2022, the Board of Trustees of Voya Investors Trust approved a proposal to reorganize the “Disappearing Portfolio” with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
VY® T. Rowe Price International Stock Portfolio (Class S)	Voya International Index Portfolio (Class I)

The Reorganization is subject to approval by the shareholders of the Disappearing Portfolio. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will become effective on or about the close of business on July 8, 2022.

If shareholders of the Disappearing Portfolio approve the Reorganization, from the close of business on July 1, 2022 through the close of business on July 8, 2022, the Disappearing Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its assets and the transition manager may hold a large portion of the Disappearing Portfolio’s assets in temporary investments. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in a Disappearing Portfolio to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “THE INVESTMENT OPTIONS” section of your Contract Prospectus for information about making subaccount transfers.

On the Reorganization Date. On the Reorganization Date, your investment in the subaccount that invested in the Disappearing Portfolio will automatically become an investment in the subaccount that invests in the corresponding Surviving Portfolio with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

Please note that all existing account balances invested in Class S shares of the Disappearing Portfolio will automatically become investments in the subaccount that invests in Class I shares of the Surviving Portfolio. Class I shares have lower total fund expenses than Class S shares, and the effect of this transaction is to give contract owners an investment in a similar fund managed by the same investment adviser at a lower cost.

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Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Disappearing Portfolio will no longer be available through your contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invested in the Disappearing Portfolio will be automatically allocated to the subaccount that invests in the corresponding Surviving Portfolio. See the “THE INVESTMENT OPTIONS” section of your Contract Prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer Service, P.O. Box 990063, Hartford, CT 06199-0063 or calling us at 1-800-584-6001.

Information about the Surviving Portfolio. Summary information about the Voya International Index Portfolio (Class I) can be found in APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT in the Contract Prospectus or APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT in the Updating Summary Prospectus. More detailed information can be found in the current prospectus and Statement of Additional Information for that fund.

More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 990063

Hartford, CT 06199-0063

1-800-584-6001

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

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RETIREMENT INSURANCE AND ANNUITY COMPANY

VOYA ADVANTAGESM

A FLEXIBLE PREMIUM INDIVIDUAL FIXED AND VARIABLE DEFERRED
ANNUITY CONTRACT

(THE “CONTRACT” OR “CONTRACTS”)

issued to

A Contract Owner, on a Nonqualified Basis, or to Qualified Retirement Plans Under Tax Code
Sections 403(b), 408, 408A, 457 or to Nonqualified Contracts for use with Retirement
Arrangements Under Tax Code Section 401

UPDATING SUMMARY PROSPECTUS

May 1, 2022

____________________________________________________________________________

Two classes of Contracts are described in this prospectus The Transfer Series class of Contracts (“Transfer Series Contracts”) include individual tax deferred annuities, individual deferred retirement annuities and individual deferred annuities. The Flex Series class of Contracts (“Flex Series Contracts”) include flexible premium individual tax deferred annuities, flexible premium individual retirement annuities and flexible premium individual annuities for use with deferred compensation plans established under Section 457 of the Internal Revenue Code of 1986, as amended (“Tax Code”). The Contracts are no longer available for new sales. Existing Contracts will continue to accept additional Purchase Payments subject to the terms of each Contract.

The full prospectus for the Contracts contains more information about the Contracts, including the features, benefits, and risks. You can find the current prospectus and other information about the Contracts online at https://vpx.broadridge.com/getcontract1.asp?dtype=pros&cid=voyavpx&fid=665368205. You can also obtain this information at no cost by calling 1-877-884-5050 or by sending an email request to ProspectusRequests@voya.com.

Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS	5

UPDATED INFORMATION ABOUT YOUR CONTRACT	6

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	6

APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT	10

HOW TO GET MORE INFORMATION	23
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SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS

The following are some of the important terms used throughout this summary prospectus that have special meaning.

Contract or Contracts: The flexible premium individual fixed and variable annuity contract offered as a retirement savings vehicle.

Customer Service: The location from which we service the Contracts. The mailing address and telephone number of Customer Service is P.O. Box 1559, Hartford, CT 06114-1559, 1-877-884-5050.

Fixed Interest Options: The Fixed Account A, the Fixed Account B and the Fixed Account C are Fixed Interest Options available during the Accumulation Phase.

Flex Series Contracts: A class of Contracts that include flexible premium individual tax deferred annuities, flexible premium individual retirement annuities and flexible premium individual annuities for use with deferred compensation plans established under Section 457 of the Tax Code.

Fund(s): The underlying mutual Funds in which the Subaccounts invest.

General Account: The account that contains all of our assets other than those held in Variable Annuity Account C or one of our other separate accounts.

Investor (also “you” or “participant”): The individual who participates in the Contract through a retirement plan.

Loan Interest Rate Spread: The difference between the rate charged and the rate credited on loans under your Contract.

Subaccount: Division(s) of Variable Annuity Account C that are investment options under the Contract. Each Subaccount invests in a corresponding underlying mutual Fund.

Tax Code: The Internal Revenue Code of 1986, as amended.

Transfer Series Contracts: A class of Contracts that include individual tax deferred annuities, individual deferred retirement annuities and individual deferred annuities.

ReliaStar Life, the Company, we, us and our: ReliaStar Life Insurance Company, a stock life insurance company incorporated under the insurance laws of the State of Minnesota that issues the Contract described in this prospectus.

Separate Account N, the Separate Account: Separate Account N, a segregated asset account established by us to fund the variable benefits provided by the Contract. Separate Account N is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it also meets the definition of “separate account” under the federal securities laws.

Variable Investment Options: The Subaccounts of Variable Annuity Account C. Each one invests in a specific mutual Fund.

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UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this summary prospectus is a summary of certain Contract features that have changed since May 1, 2021. This may not reflect all of the changes that have occurred since you entered into your Contract.

•	Investment Options
•	Effective on or about June 20, 2021, the Subaccount that invests in the Franklin Small Cap Value VIP Fund will be closed to new investment by new Investors. Existing retirement plans and individual Investors who have investment in the Subaccount that corresponds to this Fund may leave their investment in that Subaccount and may continue to make additional purchases and exchanges.
•	The Voya Large Cap Growth Portfolio and the VY® T. Rowe Price Growth Equity Portfolio each changed their classification from “diversified” to “non-diversified,” as such items are defined under the Investment Company Act of 1940, as amended.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals

If the Investor withdraws money from the Contract within 11 years following a specified date, the Investor can be assessed an early withdrawal charge equal to a maximum of 8% of the amount withdrawn. The specified date referenced in the preceding sentence is the Account Year of withdrawal

For example, if you make an early withdrawal from a Flex Series Contract, you could pay a surrender charge of up to $8,000 on a $100,000 investment.

See “FEE TABLE - Transaction Expenses” and “CHARGES AND FEES - Transaction Fees - Early Withdrawal Charge” in the full prospectus for the Contract.

Transaction Charges

In addition to the early withdrawal charge, the Investor may also be charged for other transactions:

•   For processing a partial withdrawal.

•   For transferring or reallocating Account Value among the investment options, including transfers made under the dollar cost averaging or automatic reallocation programs.

•   If you take a loan from your Account Value, you may be subject to the following charges:

•   A Loan Interest Rate Spread. This fee will end when the loan has been paid off; and

•   A loan processing fee.

•   Certain Funds may impose redemption fees as a result of withdrawals, transfers or other Fund transactions you may initiate may be deducted from Contract value. The advisory fee is an independent advisory services agreement between the participant and an investment adviser; it is not considered a loan.

See “FEE TABLE - Transaction Expenses,” “CHARGES AND FEES - Transaction Fees” and “LOANS - Things to Consider Before Initiating a Loan” in the full prospectus for the Contract.

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FEES AND EXPENSES (continued from previous page)
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any advisory fees due under an independent advisory services agreement with a participant, and if such charges were reflected, these ongoing fee and expenses would be higher.
	Annual Fee	Minimum	Maximum
	Base Contract Expenses (as a percentage of average Account Value)	1.25%[1]	1.40%[1]
	Investment options (Portfolio Company fees and expenses)	0.15%[2]	1.55%[2]

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add early withdrawal charges that substantially increase costs.

	Lowest Annual Cost Estimate: $1,400	Highest Annual Cost Estimate: $3,001

Assumes:

•  Investment of $100,000;

•  5% annual appreciation;

•  Fees and expenses of least expensive Fund;

•  No optional benefits;

•  No sales charges or advisory fees; and

•  No additional Purchase Payments, transfers or withdrawals.

Assumes:

•  Investment of $100,000;

•  5% annual appreciation;

•  Fees and expenses of the most expensive Fund;

•  No sales charges or advisory fees; and

•  No additional Purchase Payments, transfers or withdrawals.

See “FEE TABLE - Periodic Fees and Expenses” and “CHARGES AND FEES - Periodic Fees and Charges” in the full prospectus for the Contract.

[1]	The base contract expenses include (1) the mortality and expense risk charge of 1.25%, which compensates us for the mortality and expense risks we assume under the Contract, including those risks associated with our promise to make lifetime Income Phase payments and the funding of the guaranteed death benefit; (2) an administrative expense charge equal to 0.15% annually of your Account Value invested in the Subaccounts; and (3) a $30 annual maintenance fee converted to an annual percentage equal to 0.051%. The administrative expense charge and the annual maintenance fee may be reduced or eliminated in certain circumstances. The minimum amount reflects these reductions or eliminations, while the maximum amount does not. See “CHARGES AND FEES - Periodic Fees and Charges.”
[2]	These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2021, and will vary from year to year.
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RISKS
Risk of Loss	An Investor can lose money by investing in the Contract. See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the prospectus for the Contract.
Not a Short-Term Investment

This Contract is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. The Contract is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan and may expose you to early withdrawal charges or tax penalties. You should not participate in this Contract if you are looking for a short-term investment or expect to make withdrawals before you are age 59½.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract. Each investment option (including the Fixed Interest Options) will have its own unique risks, and you should review these investment options before making an investment decision.

See ‘THE INVESTMENT OPTIONS - The Variable Investment Options” and APPENDIX A and APPENDIX B in the full prospectus for the Contract and “APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT” to this summary prospectus.

Insurance Company Risks

An investment in the Contract is subject to the risks related to ReliaStar Life, including that any obligations, including under the Fixed Interest Options, guarantees or benefits are subject to the financial strength and claims-paying ability of ReliaStar Life. More information about ReliaStar Life, including its financial strength and claims paying ability, is available upon request, by contacting Customer Service at 1-877-884-5050.

See “THE CONTRACT - The General Account” in the full prospectus for the Contract.

RESTRICTIONS
Investments

•   We reserve the right to limit the number of transfers between investment options, including transfers made under the dollar cost averaging and the automatic reallocation programs.

•   Generally, you may select no more than 18 investment options at any one time during the Accumulation Phase of your account. Each Subaccount and each Fixed Account selected counts towards this 18 investment option limit;

•   Some Subaccounts and Fixed Interest Options may not be available in all Contracts or in some states. Your Plan Sponsor may also have selected a subset of Variable Investment and/or Fixed Interest Options to be available under your plan. See your Contract or certificate for any state specific variations;

•   There are certain restrictions on transfers into and between the Fixed Interest Options;

•   The Company reserves the right to combine two or more Subaccounts, close Subaccounts or substitute a new Fund for a Fund in which a Subaccount currently invests; and

•   The Contract is not designed to serve as a vehicle for frequent transfers. We actively monitor Fund transfer and reallocation activity to identify violations of our Excessive Trading Policy. Electronic trading privileges will be suspended if the Company determines, in its sole discretion, that our Excessive Trading Policy has been violated.

See “THE INVESTMENT OPTIONS,” “THE CONTRACT”
and “CONTRACT PURCHASE AND PARTICIPATION” in the full prospectus for the Contract.

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RESTRICTIONS (continued from previous page)
Optional Benefits

•   We may discontinue or restrict the availability of an optional benefit;

•   Benefits available to you may vary based on employer and state approval. Participants should refer to their plan documents for available benefits; and

•   If a participant elects to pay advisory fees from the Variable Investment Options, such deductions will reduce the death benefit amount and also may be subject to federal and state income taxes and a 10% federal tax penalty.

See “THE CONTRACT,” “DEATH BENEFIT,” “SYSTEMATIC WITHDRAWAL OPTIONS” and “LOANS” in the full prospectus for the Contract.

TAXES
Tax Implications

•   You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;

•   There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and

•   Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “FEDERAL TAX CONSIDERATIONS” in the full prospectus for the Contract.

CONFLICTS OF INTEREST
Investment Professional Compensation

Although the Contracts are no longer offered for new sales, firms and their registered representatives that sold the Contract may receive commissions on additional Purchase Payments paid. This compensation is not paid directly by Contract Holders or the Separate Account. This compensation could influence your investment professional to recommend keeping the Contract.

See “OTHER TOPICS - Contract Distribution” in the full prospectus for the Contract.

Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should exchange your Contract only if you determine, after comparing the features, fees and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

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APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. The Funds available to you may vary based on employer and state approval and participants should refer to their plan documents for a list of available Funds. The Funds available to you are also found online at https://vpx.broadridge.com/getcontract1.asp?dtype=pros&cid=voyavpx&fid=665368205. You can also request this information at no cost by calling Customer Service at 1-877-884-5050 or by sending an email request to ProspectusRequests@voya.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks growth of capital.	American Funds Insurance Series® – Growth Fund (Class 2) Investment Adviser: Capital Research and Management CompanySM	0.60%	21.97%	25.43%	19.71%
Seeks long-term growth of capital and income.	American Funds Insurance Series® – Growth-Income Fund (Class 2) Investment Adviser: Capital Research and Management CompanySM	0.54%	24.10%	16.39%	15.43%
Seeks long-term growth of capital.	American Funds Insurance Series® – International Fund (Class 2) Investment Adviser: Capital Research and Management CompanySM	0.79%	-1.49%	9.63%	8.13%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.52%	27.83%	20.17%	16.64%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.42%	24.89%	11.95%	12.53%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.15%	0.01%	0.93%	0.51%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.45%	28.58%	18.34%	16.44%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC (“FMR”) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.30%	-0.61%	4.33%	3.54%
Seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2) Investment Adviser: Franklin Mutual Advisers, LLC	0.66%	25.37%	9.94%	12.13%
Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.	Lord Abbett Series Fund, Inc. – Mid Cap Stock Portfolio (Class VC) Investment Adviser: Lord, Abbett & Co. LLC	0.59%	28.70%	7.99%	10.60%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class I) Investment Adviser: Neuberger Berman Investment Advisers LLC	0.92%	23.48%	15.72%	14.36%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO Real Return Portfolio (Administrative Class) Investment Adviser: Pacific Investment Management Company LLC	0.67%	5.59%	5.33%	3.05%
Maximize total return through a combination of income and capital appreciation.	Pioneer High Yield VCT Portfolio (Class I) Investment Adviser: Amundi Asset Management US, Inc.	1.14%	5.71%	5.15%	6.27%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.	Voya Balanced Portfolio[3] (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.78%	15.92%	10.34%	9.32%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio[4] (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.66%	20.87%	10.47%	8.86%
Seeks high level of current income consistent with the preservation of capital and liquidity.	Voya Government Liquid Assets Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.28%	0.03%	0.92%	0.50%
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.66%	29.00%	17.52%	15.05%
Seeks to provide Investors with a high level of current income and total return.	Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.50%	5.28%	5.89%	6.31%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[3]	Effective December 19, 2007, this Fund was closed to new investments (including loan repayments) and any transfers from other investment options.
[4]	This Fund employs a managed volatility strategy. See “THE INVESTMENT OPTIONS – The Variable Investment Options – Funds with Managed Volatility Strategies” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.82%	29.25%	17.74%	15.86%
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.68%	27.74%	11.32%	13.16%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.69%	28.45%	9.69%	12.71%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.59%	-0.88%	4.17%	4.14%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks maximum total return.	Voya International High Dividend Low Volatility Portfolio (Class I)[5] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co., LLC	0.73%	12.08%	6.22%	5.93%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.54%	10.86%	9.37%	7.81%
A non-diversified Fund that seeks long-term capital growth.	Voya Large Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.96%	19.19%	21.19%	17.27%
Seeks long-term growth of capital and current income.	Voya Large Cap Value Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	1.16%	11.57%	11.73%	26.20%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[5]	This Fund employs a managed volatility strategy. See “THE INVESTMENT OPTIONS – The Variable Investment Options – Funds with Managed Volatility Strategies” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Voya Limited Maturity Bond Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.53%	-0.16%	1.86%	1.40%
Seeks long-term capital appreciation.	Voya MidCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.85%	12.07%	18.81%	15.40%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.54%	30.67%	26.15%	20.13%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.42%	27.41%	19.26%	16.76%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.79%	12.03%	18.99%	15.91%
Seeks long-term capital appreciation.	Voya SmallCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.99%	14.76%	8.78%	12.20%
Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution 2025 Portfolio (Class S)[6] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	1.08%	10.67%	10.04%	9.05%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[6]	This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – The Variable Investment Options – Funds of Funds” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution 2035 Portfolio (Class S7 Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	1.17%	14.08%	11.75%	10.43%
Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution 2045 Portfolio (Class S)[7] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	1.21%	17.26%	12.96%	11.35%
Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution Income Portfolio (Class S)[7] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	1.02%	6.27%	7.38%	6.37%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[7]	This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – The Variable Investment Options – Funds of Funds” for more information.
USP.100209-22	18

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital.	Voya Strategic Allocation Conservative Portfolio (Class I)[8] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.78%	9.14%	7.98%	7.59%
Seeks to provide capital appreciation.	Voya Strategic Allocation Growth Portfolio (Class I)[8] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.82%	17.35%	12.25%	10.94%
Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).	Voya Strategic Allocation Moderate Portfolio (Class I)[8] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.76%	13.84%	10.48%	9.45%
Seeks total return.	Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.27%	28.37%	18.16%	16.25%
Seeks long-term capital growth. Income is a secondary objective.	VY® American Century Small-Mid Cap Value Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: American Century Investment Management, Inc.	1.55%	27.30%	10.39%	13.19%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[8]	This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS – The Variable Investment Options – Funds of Funds” for more information.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks capital appreciation.	VY® Baron Growth Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: BAMCO, Inc.	1.34%	0.43%	22.83%	17.10%
Seeks high total return consisting of capital appreciation and current income.	VY® Clarion Global Real Estate Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	1.06%	34.47%	10.10%	9.17%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Columbia Contrarian Core Portfolio (ClassS) Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	1.23%	23.94%	17.25%	15.49%
Seeks capital growth and income.	VY® Invesco Comstock Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.79%	33.33%	11.59%	12.09%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.71%	18.60%	9.52%	10.57%
Seeks capital appreciation.	VY® Invesco Global Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.83%	15.37%	18.15%	14.29%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
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INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term growth of capital and income.	VY® Invesco Growth and Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	1.04%	28.78%	10.08%	12.18%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.51%	-10.00%	13.49%	7.33%
Seeks growth from capital appreciation.	VY® JPMorgan Mid Cap Value Portfolio (Class S)[9] Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.24%	29.51%	10.36%	12.70%
Seeks capital growth over the long term.	VY® JPMorgan Small Cap Core Equity Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.11%	18.32%	12.45%	14.17%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.	VY® T. Rowe Price Capital Appreciation Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.89%	18.40%	14.98%	13.62%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[9]	Effective May 1, 2017, Class I shares of the VY® JPMorgan Mid Cap Value Portfolio, which was previously closed to new Investors, was reopened and is currently available as an investment option.
USP.100209-22	21

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.84%	13.80%	19.98%	16.94%
Seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks.	VY® T. Rowe Price Equity Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.64%	25.66%	11.28%	12.06%
A non-diversified Fund that seeks long-term growth through investments in stocks.	VY® T. Rowe Price Growth Equity Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.80%	20.15%	12.21%	19.11%
Seeks long-term growth of capital.	VY® T. Rowe Price International Stock Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	1.48%	10.46%	8.48%
Seeks long-term capital appreciation.	Wanger Select Investment Adviser: Columbia Wanger Asset Management, LLC	1.25%	-2.73%	8.35%	7.04%
Seeks long-term capital appreciation.	Wanger USA Investment Adviser: Columbia Wanger Asset Management, LLC	0.95%	8.90%	15.88%	14.79%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
**	Prior to May 1, 2022, this Fund was known as Wanger USA.
USP.100209-22	22

HOW TO GET MORE INFORMATION

This updating summary prospectus incorporates by reference the full Voya AdvantageSM Contract prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022, as amended or supplemented. You can find these documents online at https://vpx.broadridge.com/getcontract1.asp?dtype=pros&cid=voyavpx&fid=665368205 for the prospectus and https://vpx.broadridge.com/getcontract1.asp?dtype=sai&cid=voyavpx&fid=665368874 for the SAI. You can also obtain these documents at no cost by calling Customer Service at 1-877-884-5050 or by sending an email request to ProspectusRequests@voya.com.

EDGAR Contract Identifier: C000002967

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